Exhibit 10.5

                               ASSIGNMENT OF LEASE

In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned Assignor hereby assigns, transfers and sets over to Assignee its rights, title and interest in and to that certain lease dated March 19, 2001 by and between the Landlord, Uenaka Family Partnership, a general partnership, and the Tenant, KAL Equity Group, Ltd., a Nevada corporation, subsequently amended by the First Amendment to Lease, the Second Amendment to Lease, and the Third Amendment to Lease covering the Premises at 95 First Street, Suites 200 and 240, Los Altos, California, 94022, copies of which are attached by reference and are hereinafter referred to as the Lease. Assignor shall have no continuing liability or obligation under the Lease.


ASSIGNOR:
KAL Equity Group, Ltd.

/s/ Kim A. Lorz                     Manager             12/20/05
---------------------------  ---------------------   ---------------
Signature of Officer         Title                   Dated

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                               ACCEPTANCE OF LEASE

In consideration of the above assignment of lease and the written consent of the Landlord which follows, the undersigned Assignee(s), FreeHand Systems, Inc.., a Nevada corporation, accepts the foregoing assignment of the leased interest and hereby agrees to make all payments and to observe, keep and perform all the terms, covenants and conditions specified and set forth in the Lease and leasehold to be made, observed, kept and performed by the Tenant therein provided as fully as though it was originally named in the Lease as Tenant. Assignee(s) hereby states that it has received a copy of the Lease from the Assignor(s), has reviewed this copy of the Lease, and accepts this copy of the Lease without changes or further amendment.

Assignee further agrees that any other businesses, corporations, associations, partnerships or individuals (hereinafter "Business Invitees") that Assignee invites, singularly or jointly, into the Premises for the purpose of such Business Invitee conducting material business within the Premises shall be immediately and automatically jointly and severally liable under the Lease.


ASSIGNEES:

FreeHand Systems, Inc.

/s/ Kim A. Lorz                     CEO                12/20/05
---------------------------  ---------------------   ---------------
Signature of Officer         Title                   Dated


                        PORTFOLIO REALTY MANAGEMENT. INC.
                                  408/556-0200
                                   Page 1 of 2
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                              CONSENT OF ASSIGNMENT

The undersigned Landlord hereby consents to the above mentioned terms of assignment of lease interest in the Lease from the named Assignor to the named Assignee effective upon the execution of this Assignment. All the terms and conditions of the Lease shall remain in full force and effect.


LANDLORD:
Uenaka Family Partnership

/s/ [ILLEGIBLE]                         1/13/06
-------------------------------    ---------------------
Itsuo Uenaka, Managing Partner      Dated







                        PORTFOLIO REALTY MANAGEMENT, INC.
                                  408/556-0200
                                  Page 2 of 2